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                                               INDIVIDUAL VARIABLE ANNUITY APPLICATION
                                                                                                      SEND APPLICATION AND CHECK TO:
[LOGO] MetLife(R)                                                                          First MetLife Investors Insurance Company
Home Office Address (no correspondence)                          Policy Service Office: P.O. Box 10366 . Des Moines, Iowa 50306-0366
200 Park Avenue . New York, NY 10166          For Express Mail Only . 4700 Westown Parkway Ste. 200 . West Des Moines, IA 50266-2266
[First MetLife Investors Variable Annuity Class XC]                                              FOR ASSISTANCE CALL: THE SALES DESK

ACCOUNT INFORMATION

1.   ANNUITANT

                                                                      Social
                  [John               J.           Doe]               Security Number   [123 -- 45 -- 6789]
--------------------------------------------------------------------                    -------------------
Name             (First)           (Middle)       (Last)
                                                                      Sex [[X]] M  [_] F   Date of Birth [4/12/58]
                                                                                                         ---------
            [123 Main Street       Anytown          IL       60001]
--------------------------------------------------------------------
Address   (Street - No P.O. Box)    (City)        (State)    (Zip)    Phone [(708) 123-4567]
                                                                            ----------------

2.   OWNER (COMPLETE ONLY IF DIFFERENT THAN ANNUITANT)

Correspondence is sent to the Owner.

                                                                      Social
____________________________________________________________________  Security/Tax ID Number _________ -- _________ -- _________
Name             (First)           (Middle)       (Last)

                                                                      Sex [_] M  [_] F   Date of Birth ________/_______/________
____________________________________________________________________
Address   (Street - No P.O. Box)    (City)        (State)    (Zip)    Phone (_________) ________________________________________

3.   JOINT OWNER

                                                                      Social
____________________________________________________________________  Security Number ___________ -- ___________ -- ____________
Name             (First)           (Middle)       (Last)
                                                                      Relationship to Owner ____________________________________
____________________________________________________________________
Address   (Street - No P.O. Box)    (City)        (State)    (Zip)    Sex [_] M  [_] F   Date of Birth ________/_______/________

                                                                      Phone (_________) ________________________________________

4.   BENEFICIARY

Show full name(s), address(es), relationship to Owner, Social Security Number(s), and percentage each is to receive. Use the Special
Requests section if additional space is needed. UNLESS SPECIFIED OTHERWISE IN THE SPECIAL REQUESTS SECTION, IF JOINT OWNERS ARE
NAMED, UPON THE DEATH OF EITHER JOINT OWNER, THE SURVIVING JOINT OWNER WILL BE THE PRIMARY BENEFICIARY, AND THE BENEFICIARIES LISTED
BELOW WILL BE CONSIDERED CONTINGENT BENEFICIARIES. FOR CUSTODIAN OWNED CONTRACTS, CONTINGENT BENEFICIARY MUST BE SPOUSE IF ELECTING
                                                       -------------------------
JOINT LIFE LWG OPTION (IF AVAILABLE).

[Mary J. Doe,              Wife,                       1/12/60                                234-56-7890]
--------------------------------------------------------------------------------------------------------------------------------
Primary Name               Relationship             Date of Birth                           Social Security Number
________________________________________________________/____/_____________________________________-_______-____________________
Contingent Name            Relationship             Date of Birth                           Social Security Number
________________________________________________________/____/_____________________________________-_______-____________________
Primary Name               Relationship             Date of Birth                           Social Security Number
________________________________________________________/____/_____________________________________-_______-____________________
Contingent Name            Relationship             Date of Birth                           Social Security Number

5.   PLAN TYPE                                                                                6.   PURCHASE PAYMENT

INDICATE ONLY HOW CONTRACT IS TO BE ISSUED.                                                   Funding Source of Purchase Payment
                                                                                              ----------------------------------
.. NON-QUALIFIED ................ [[X]]                                                         [_] 1035 Exchange [_] Check [_] Wire
.. QUALIFIED TRADITIONAL IRA* ...  [_] Transfer  [_] Rollover  [_] Contribution - Year _______
.. QUALIFIED SEP IRA* ...........  [_] Transfer  [_] Rollover  [_] Contribution - Year _______ Initial Purchase
.. QUALIFIED ROTH IRA* ..........  [_] Transfer  [_] Rollover  [_] Contribution - Year _______ Payment $___[10,000]______________
.. QUALIFIED 401 ................  [_]                                                                   Make Check Payable to First
                                                                                                             MetLife Investors
*    THE ANNUITANT AND OWNER MUST BE THE SAME PERSON.
                                                                                              (Estimate dollar amount for 1035
                                                                                              exchanges, transfers, rollovers, etc.)

                                                                                              Minimum Initial Purchase Payment:
                                                                                              $10,000 Non-Qualified/Qualified

6252 (4/08)                                                                                                                  APPXCNY
                                                                                                                           JULY 2008
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RIDER

7.   BENEFIT RIDERS (subject to age restrictions)

These riders may only be chosen at time of application. PLEASE NOTE, THERE ARE ADDITIONAL CHARGES FOR THE OPTIONAL RIDERS. ONCE ELECTED THESE OPTIONS MAY NOT BE CHANGED.

[1)   LIVING BENEFIT RIDERS (Optional. Only ONE of the following Riders may be elected.)

     [_]  Guaranteed Minimum Income Benefit Plus Rider (GMIB PLUS)/1/ (2008)
     [_]  Guaranteed Withdrawal Benefit Rider (GWB)/2/
     [_]  Guaranteed Minimum Accumulation Benefit Rider (GMAB)
     [_]  Single Life - Lifetime Withdrawal Guarantee (LWG)/3/ (2008)
     [_]  Joint Life - Lifetime Withdrawal Guarantee (LWG)/3/ (2008)

     (FOR CUSTODIAN OWNED CONTRACTS, IF JOINT LIFE LWG IS ELECTED, IF AVAILABLE, BENEFICIARY SECTION MUST BE COMPLETED.)

/1/ IF GMIB PLUS IS CHOSEN, THE NY GMIB PLUS SUPPLEMENTAL APPLICATION (6720) MUST BE SIGNED AND SUBMITTED WITH THIS APPLICATION.

/2/  GWB IS THE ONLY LIVING BENEFIT RIDER AVAILABLE FOR DECEDENT IRAS.

/3/ IF EITHER LWG OPTION IS CHOSEN, THE NY LWG SUPPLEMENTAL APPLICATION (6027) MUST BE SIGNED AND SUBMITTED WITH THIS APPLICATION.

2)   DEATH BENEFIT RIDERS

     [_]  Principal Protection (no additional charge)
     [_]  Annual Step-Up]

SIGNATURES

8.   REPLACEMENTS

Does the applicant have any existing life insurance policies or annuity
contracts?                                                      [_] Yes [[X]] No

Is this annuity being purchased to replace any existing life insurance or
annuity policy(ies)?                                            [_] Yes [[X]] No

If "Yes," applicable disclosure and replacement forms must be attached.

9.   ACKNOWLEDGEMENT AND AUTHORIZATION

I (We) agree that the above information and statements and those made on all pages of this application are true and correct to the best of my (our) knowledge and belief and are made as the basis of my (our) application. I (We) acknowledge receipt of the current prospectus of [First MetLife Investors Variable Annuity Account One.] PAYMENTS AND VALUES PROVIDED BY THE CONTRACT FOR WHICH APPLICATION IS MADE ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.

                         [/s/ John J. Doe, Owner]
     ----------------------------------------------------------------------
           (Owner Signature & Title, Annuitant unless otherwise noted)

     ----------------------------------------------------------------------
                         (Joint Owner Signature & Title)

     ----------------------------------------------------------------------
                  (Signature of Annuitant if other than Owner)

Signed at             [Anytown,                         IL]
     ----------------------------------------------------------------------
                       (City)                         (State)

Date [November 11, 2000]
     ----------------------------------------------------------------------

10. AGENT'S REPORT

Does the applicant have any existing life insurance policies or annuity
contracts?                                                      [_] Yes [[X]] No

Is this annuity being purchased to replace any existing life insurance or
annuity policy(ies)?                                            [_] Yes [[X]] No

If "Yes," applicable disclosure and replacement forms must be attached.


                               [/s/ Richard Roe]
     ----------------------------------------------------------------------
                               Agent's Signature

                               [(312)456-7890]
     ----------------------------------------------------------------------
                                     Phone

                              [Richard Roe, #723]
     ----------------------------------------------------------------------
                            Agent's Name and Number

                     [456 Main Street, Anytown, IL 60001]
     ----------------------------------------------------------------------
                           Name and Address of Firm

                                     [#723]
     ----------------------------------------------------------------------
                   State License ID Number [Required for FL]

                                   [123457]
     ----------------------------------------------------------------------
                             Client Account Number

[Home Office Program Information:
---------------------------------

Select one. Once selected, the option cannot be changed.
Option A __________ Option B _________]

6252 (4/08)                                                              APPXCNY
                                                                       JULY 2008

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